Exhibit 99.1

Confirmation of UniTek Global Services’ Pre-Packaged Plan of Reorganization

Emergence from Chapter 11 Set for Mid-January, 2015 with a Stronger Financial Foundation

BLUE BELL, Pa., Jan. 6, 2015 (GLOBE NEWSWIRE) — UniTek Global Services, Inc. (“UniTek” or the “Company”) (OTC:UNTK), a premier provider of permanently outsourced infrastructure services to the telecommunications, broadband cable, wireless, transportation, public safety and satellite television industries, announced today that the U.S. Bankruptcy Court for the District of Delaware has confirmed the Company’s Plan of Reorganization. The Company has set mid-January, 2015 for the effective date of the Plan of Reorganization and its emergence from chapter 11.

“Today, I thank our team who has led us through this expedited chapter 11 process. We are pleased with the court’s confirmation of our Plan of Reorganization and will emerge from chapter 11 as a strong Company that continually meets the needs of our customers,” said UniTek Chief Executive Officer Rocky Romanella. “Likewise, we are grateful for the loyalty and support of our customers and suppliers. Our valuable team of highly-skilled employees continues its steadfast focus on safety and service as we represent some of the greatest brands in the telecom industry.”

Throughout the chapter 11 process, UniTek fully honored all commitments to employees, customers and suppliers while continuing to manage day-to-day operations as usual. Through the efforts of all constituents, the Company will emerge from bankruptcy within the timeframe announced when it filed its voluntary petition on November 3, 2014.

Under the Plan of Reorganization, the lenders provided additional capital and liquidity to support the Company’s recapitalization and all valid unsecured claims were either paid in full or assumed in the ordinary course of business and left unimpaired. Additionally, the Company reduced the par amount of its existing secured debt by over 40% through a debt-for-equity “swap” and achieved a substantial interest rate reduction on its remaining debt.

Upon emergence from chapter 11, UniTek will be a private company majority owned by New Mountain Finance Corporation and entities managed by Littlejohn & Co., LLC whom both have extensive private equity expertise, as well as deep relationships in the specialty contracting and fulfillment services industries.

About UniTek Global Services

UniTek Global Services is a leading provider of communications infrastructure solutions, leveraging a longstanding reputation for innovation and safety to connect individuals, businesses, government agencies and communities to the digital landscape. Contact us for ways we can help your business grow by visiting the UniTek website: www.unitekglobalservices.com.

Forward-Looking Statements

The statements in this press release that are not historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts, including but not limited to statements regarding the terms of the Company’s proposed comprehensive debt restructuring and the filing of a voluntary petition for a chapter 11 bankruptcy in the U.S. Bankruptcy Court for the District of Delaware, their effect on the Company’s operations and the Company’s relationships with its customers. These statements are subject to uncertainties and risks including, but not limited to, the Company’s ability to address issues arising from previously disclosed accounting-related matters, operating performance, general financial, economic, and political conditions affecting the Company’s business and its target industries, the ability of the Company to perform its obligations under its contracts and agreements with customers, and other risks contained in reports filed by the Company with the Securities and Exchange Commission, included in our Form 10-K for the year ended December 31, 2013. The words “may,” “could,” “should,” “would,” “believe,” “are confident,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “aspire,” and similar expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward looking statement, whether written or oral, which may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

Contact Info

UniTek Corporate Communications

Chris Micolucci

(267) 608-8856

communications@unitekgs.com